UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 17, 2004
                                                        ------------------


                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


   001-05767                                                   54-0493875
   ---------                                                   ----------
  (Commission                                               (I.R.S. Employer
   File No.)                                               Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (804) 527-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







                        SECTION 2 - FINANCIAL INFORMATION

Item 2.02. Results of Operations and Financial Condition.

On September 17, 2004, Circuit City Stores, Inc. issued a press release announcing its second quarter earnings. The press release is attached as Exhibit
99.1 to this report.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits


Exhibit No.     Description of Exhibit
-----------     ----------------------
99.1            Press release issued September 17, 2004










                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CIRCUIT CITY STORES, INC.



                              By:  /s/Philip J. Dunn
                                   ---------------------------------------------
                                    Philip J. Dunn
                                    Senior Vice President, Treasurer,
                                    Corporate Controller and
                                    Chief Accounting Officer



Date:    September 17, 2004








                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued September 17, 2004